Exhibit 31.4

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Darlene Deptula-Hicks, certify that:

1.	I have reviewed this Amendment No. 1 to quarterly report on Form 10-Q/A of Pieris Pharmaceuticals, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: July 20, 2016	/s/ Darlene Deptula-Hicks
Darlene Deptula-Hicks
Title: Chief Financial Officer and Senior Vice President (principal accounting and financial officer)